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                                                                   EXHIBIT 10.13
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                        KENDLE RESEARCH ASSOCIATES, INC.

                                1995 STOCK OPTION
                            AND STOCK INCENTIVE PLAN

(1)      ESTABLISHMENT OF THE PLAN

         Kendle Research Associates, Inc., an Ohio corporation (hereinafter referred to as the "Company"), herein sets forth the terms of its 1995 Stock Option and Stock Incentive Plan (hereinafter referred to as the "Plan").

(2)      DEFINITIONS

         For purposes of the Plan, the following terms shall have the following meanings:

         (a)      "BOARD" means the Board of Directors of the Company.

         (b) "CODE" means the U.S. Internal Revenue Code of 1986 and the Regulations thereunder, as now or hereafter amended.

         (c) "COMMON STOCK" or "SHAMS" means shares of the no par value common stock of the Company.

         (d) "COMPANY" means Kendle Research Associates, Inc., an Ohio corporation, and any of its parent corporations or wholly-owned or majority-owned subsidiary corporations.

         (e) "FAIR MARKET VALUE," when used in reference to Shares of Common Stock shall mean: (i) the value determined by the application of the following formula (the "Fair Market Value Formula"):

                  A. First, the Company's "Debt-Free Cash Flow" for the fiscal year ending immediately prior to the date of the event in question (i.e., a grant or award


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                           under the Plan, the Company's exercise of a purchase
                           option, or any other event requiring a determination of the Shares' Fair Market Value) shall be determined by the Board. For purposes of this Plan, the Company's "Debt-Free Cash Flow" shall mean the Company's net income after income taxes, PLUS depreciation, amortization, interest income and interest expense, AS ADJUSTED for any extraordinary gains, losses or other items, discontinued operations, and non-operating income or losses.

                  B. Second, the Company's Fair Market Value shall be determined by multiplying the Company's "Debt-Free Cash Flow" as determined above by a valuation multiple determined by the Board in good faith on an annual basis and based on reasonable business and economic factors.

                  C. Third, the Fair Market Value per Share shall be determined by dividing the Corporation's Fair Market Value as determined above by the number of shares which are issued and outstanding on the date of the event in question.

                  or (ii) such value as is determined by the Board in good faith using any reasonable valuation method.

         (f) "PARTICIPANT" means an officer, employee, director, consultant or advisor of the Company who has been granted an option or award under the Plan.

         (g) "PLAN SHAMS" means any Shares of Common Stock issued to a Participant in connection with an option, grant or award under the Plan.


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(3)      PURPOSES OF THE PLAN

         The purposes of the Plan are to provide the Participants with additional incentive and motivation to contribute to the Company's future growth and continued success, by providing them with the opportunity to obtain a stock ownership interest in the Company, and to enable the Company to attract and retain the services of qualified officers, employees, directors, consultants and advisors. The Plan is also intended to reinforce the commonality of interest between the Company's shareholders and the Participants in the Plan.

(4)      ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors of the Company.

         (b) Subject to any specific limitations contained in the Plan, the Board shall have the sole and complete authority: (i) to select the officers, employees, directors, consultants and advisors who shall participate in the Plan; (ii) to make awards in such forms and amounts as it shall determine; (iii) to impose such limitations, restrictions or conditions upon awards as it shall deem appropriate; (iv) to modify, amend, cancel or suspend awards, with the consent of any Participant affected thereby; (v) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; and (vi) to make all other determinations and to take all other actions necessary or advisable for the proper administration of the Plan. The Board's interpretation and construction of any provision of the Plan, or of any award granted under it, and any actions taken by the Board under the Plan, shall be final and conclusive upon the Company, the Participants and all other parties.

         (c) With respect to actions taken affecting the Plan, a majority of the Board shall constitute a quorum, and the acts of a majority of the members present at any meeting of the Board


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at which a quorum is present, or acts approved in writing by a majority of the
Board, shall be considered as valid actions by the Board. The Board may designate one or more officers or employees of the Company to execute documents on its behalf or to perform such other nondiscretionary, ministerial duties as the Board may determine,

(5)      TYPES OF AWARDS

         The following kinds or types of awards may be granted under the Plan:
(a) Incentive Stock Options; (b) Non-Qualified Stock Options; (c) Restricted Stock; (d) Performance Units; and (e) other stock awards or bonuses valued in whole or in pan by reference to or which relay be payable in Shares. In connection with any award or any deferred award granted under the Plan, payments may also be made representing dividends, interest, or their equivalent.

(6)      ELIGIBILITY TO PARTICIPATE

         Only persons who are officers, employees, directors, consultants or advisors of the Company shall be eligible to participate in and to receive awards under the Plan. For purposes of this Plan, the term "consultant" or "advisor" shall mean a consultant or advisor who has or will render bona fide services to the Company other than in connection with the offer or sale of securities in a capital raising transaction. An individual Participant may hold more than one award under the Plan or under any similar plans adopted by the Company.

(7)      SHARES SUBJECT TO THE PLAN

         (a) The Shares to be issued and delivered by the Company upon the exercise of options or the payment of other awards granted under the Plan shall be Shares of the no par value Common Stock, which may be either authorized but unissued shares or treasury shares as determined by the Board.


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         (b) The maximum number of Shares of Common Stock which may be issued under the Plan shall be One Hundred Thousand (100,000) Shares. In the event of a change in the number or nature of the Shares of outstanding Common Stock by reason of a stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger, exchange of shares, or other similar capital adjustments: (i) equitable proportionate adjustments may be made by the Board in the number or kind of reserved for issuance pursuant to awards granted under the Plan; and (ii) with to any outstanding options or other awards granted under the Plan, equitable proportionate adjustments shall be made by the Board to the number, class, exercise price, or other price of Shares subject to such outstanding options or awards as the Board shall deem to be appropriate in order to maintain the purpose of the original grant. The determination of the Board as to any such adjustment shall be final, binding and conclusive

         (c) If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the Shares subject to such option shall again be available for issuance in connection with the grant of any type of award under the Plan. If any Shares subject to any other type of award are forfeited, or the award is terminated without issuance of the Shares or other consideration, the Shares subject to such award shall again be available for issuance in connection with the grant of any type of award under the Plan.

(8)      STOCK OPTIONS

         All Stock Options granted under the Plan shall be subject to the following terms and conditions:

         (a) The Board may, from time to time in its discretion, subject to the provisions of the Plan, grant to any eligible Participant options to purchase Shares of Common Stock in such amounts


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as it shall determine, which options may be "Incentive Stock Options" (as defined in Section 422 of the Code and hereinafter referred to as "ISOs") or "Non-Qualified Stock Options" (all other options granted hereunder); provided, that ISOs may only be granted to a person who is a bona fide "employee" of the Company at the time of the grant, as that term is defined in the Code. All options granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement between the Company and the Participant. The Stock Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall determine. The Stock Option Agreement shall indicate whether the option is an ISO or a Non-Qualified Stock Option.

         (b) The purchase price per share payable by a Participant upon the exercise of each option granted under the Plan shall be determined by the Board at the time of the grant of the option; provided, that: (i) the exercise or purchase price per share of each Non-Qualified Stock Option shall not be less than ninety percent (90%) of the Fair Market Value of the Shares on the date of the grant, and (ii) the exercise or purchase price per share of each ISO shall not be less than One Hundred (100%) percent of the Fair Market Value of the Shares on the date of the grant, except as hereinafter provided. The exercise or purchase price per share of each ISO granted to a Participant who, at the time of the grant, owns more than Ten (10%) percent of the total combined voting power of all classes of stock of the Company, shall not be less than One Hundred Ten (110%) percent of the Fair Market Value of the Shares on the date of the grant. An option shall be considered granted on the effective date of the Stock Option Agreement, or on such later date as the Board shall specify in the Stock Option Agreement.

         (c) The term during which each option granted under the Plan may be exercised shall be determined by the Board at the time of the grant of the option; provided, that in no event shall an


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ISO granted under the Plan be exercisable in whole or in part more than ten (10)
years from the date it is granted. In addition, in the case of the grant of an ISO to a Participant who, at the time of the grant, owns more than Ten (10%) percent of the total combined voting power of all classes of stock of the Company, in no event shall such ISO be exercisable in whole or in part more than five (5) years from the date it is granted. Each Stock Option Agreement shall set forth a termination date on which the option shall expire in all events.

         The date(s) on which each option granted under the Plan shall become exercisable shall be determined by the Board at the time of the grant of the option. Options granted under the Plan may be exercisable immediately, or after some specified period of time, or according to some specified schedule of exercise, as determined by the Board. The Board may, in its sole discretion, accelerate the date(s) on which an option may be exercised.

         (d) More than one (1) option may be granted to any individual Participant under the Plan, and the terms and conditions of options granted to the same Participant or to other Participants may differ. Other than the overall limit on the number of Shares reserved for issuance under the Plan, there is no specific limitation on the number of Shares for which options may be granted to any individual Participant, except as hereinafter provided. No option which is intended to be an ISO shall be granted to a Participant during any calendar year if the aggregate fair market value (determined at the time the option is granted) of Shares with respect to which ISOs are exercisable for the first time by such Participant during that calendar year under this or any other stock option plan of the Company exceeds One Hundred Thousand ($100,000.00) Dollars.

         (e) An option granted under the Plan shall be exercised by the Participant or by such other person as may be entitled to exercise the option, by sending or delivering a written notice to


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the Board, or to such officer or other person as the Board shall designate. The written notice shall state the number of Shares with respect to which the option is being exercised, and shall be accompanied by the payment of the full exercise or purchase price for such Shares. The exercise or purchase price for the Shares may be paid in cash, or in the discretion of the Board with shares of Common Stock or any other property, or in any combination thereof. In addition, the Board, in its discretion, may allow for the cashless exercise or conversion of an option, in which the Participant sells or the Company retains option shares equal in Fair Market Value to the exercise price. Any Shares of Common Stock that are delivered in total or partial payment of the exercise or purchase price shall be valued at the Shares' Fair Market Value on the date of the exercise of the option, or on such other date as the Board may determine. A stock certificate(s) for the Shares purchased by the exercise of an option shall be issued in the regular course of the Company's business, subsequent to the exercise of the option and the payment of the purchase price. No Participant entitled to exercise an option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of such option, until certificates representing such Shares shall have been issued and delivered and the Participant's name entered as a shareholder of record on the books of the Company.

         (f) Options granted under the Plan shall not be assigned, transferred, pledged or otherwise encumbered in any way, except in the event of the death of a Participant, by the Participant's Will or by the applicable laws of descent and distribution, or except pursuant to a qualified domestic relations order. In the event of the death of a Participant, the Participant's estate, personal representative, or the person or persons who acquire (by bequest or inheritance) the rights to exercise any options granted under the Plan, may exercise any available options or parts thereof,


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prior to the expiration of the exercise period described in Paragraph (8)(g) of the Plan. Each option granted under the Plan shall be exercisable during the Participants lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

         (g) (i) events upon the date determined by the Board at the time of the grant of the option and specified in the Stock Option Agreement, which date with respect to ISOs shall not exceed the periods described in Paragraph (8)(c) of the Plan.

         (ii) Unless otherwise specified in the Stock Option Agreement between the Company and the Participant, if a Participant's employment, directorship, or consulting relationship with the Company (hereinafter referred to as the "Company Relationship") is terminated for any reason, other than "for cause," as hereinafter defined, or other than because of the Participant's permanent disability or death, any outstanding vested options may be exercised, to the extent such options were vested and exercisable on the date the Participant's Company Relationship was terminated, for a period of 90 days following the date of such termination. If not exercised within such 90 day period, such options shall terminate. Any options which were not vested or exercisable on the date the Participant's Company Relationship was terminated shall terminate immediately on that date. The Board may, in its sole discretion, grant options under the Plan which survive, either in whole or in part, the termination of a Participants Company Relationship for a period shorter or longer than 90 days, upon such terms and conditions as the Board may determine. In addition, the Board may, in its sole discretion, at the time of the termination of a Participants Company Relationship, extend the exercise period of any option that would otherwise have terminated. In no event, however, shall any option granted under the Plan survive beyond the date described in Paragraph (8)(g)(i) above.


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         (iii) All options granted to a Participant under the Plan, whether or not vested or exercisable, shall terminate immediately on the date the Participant's Company Relationship is terminated "for cause' as hereinafter defined. For purposes of the Plan, a Participant's Company Relationship shall be deemed terminated "for cause" if terminated because of: (i) the Participant's material breach of an employment agreement, consulting agreement, agreement not to compete, confidentiality agreement or other agreement with the Company, (ii) the Participants theft of Company property, (iii) the Participant's conviction of a felony or of a misdemeanor which materially impairs the Participant's ability to perform his duties with the Company, (iv) the willful and continued failure by the Participant to substantially perform his duties with the Company,
(v) a material misrepresentation in or omission from a Participant's job application or job interview, (vi) unlawful possession or use of drugs, or (vii) willful and continued conduct by the Participant which is demonstrably and materially injurious to the Company, monetarily or otherwise.

         (iv) Unless otherwise specified in the Stock Option Agreement between the Company and the Participant, if a Participant's Company Relationship is terminated by reason of the Participant's permanent disability or death, any outstanding vested options may be exercised, to the extent such options were vested and exercisable on the date of the Participant's permanent disability or death, for a period of 12 months following the date of permanent disability or death. If not exercised within such 12 month period, such options shall terminate. Any options which were not vested or exercisable on the date of the Participant's death or permanent disability shall terminate immediately on that date. The Board may, in its sole discretion, grant options under the Plan which survive, either in whole or in part, the permanent disability or death of a Participant for a period of up to 36 months,


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upon such terms and conditions as the Board may determine. In no event, however, shall any option granted under the Plan survive beyond the date described in Paragraph (8)(g)(i) above.

(9)      RESTRICTED STOCK

         All awards of Restricted Stock made under the Plan shall be subject to the following terms and conditions:

         (a) The Board may, from time to time in its discretion, subject to the provisions of the Plan, award Shares of Restricted Stock to any Participant in such amounts as it shall determine. The Company shall issue and deliver to a Participant to whom an award of Restricted Stock has been made, the number of Shares specified by the Board. A Participant to whom an award of Restricted Stock has been made shall not be required to provide and consideration for the Shares, other than the rendering of services or the payment of any minimum amount required by applicable law, unless otherwise determined by the Board. Each award of Restricted Stock made under the Plan shall be evidenced by a written Restricted Stock Agreement between the Company and the Participant. The Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Board shall determine More than one (1) award of Restricted Stock may be granted to an individual Participant under the Plan, and the terms and conditions of Restricted Stock Awards granted to the same Participant or to other Participants may differ.

         (b) Except as hereinafter provided, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant during the "Restricted Period." The Restricted Period is the period of time, if any, determined by the Board in its discretion, during which the Participant may not sell, assign, transfer, pledge, or otherwise encumber the Shares and during which the Shares are subject to forfeiture back to the Company. The Board may impose such


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additional limitations on the ownership of Restricted Stock during the
Restricted Period as it may determine. The Restricted Period shall commence upon the date of the award of the Restricted Stock to the Participant and shall terminate on the date(s) determined by the Board in its discretion. The termination date(s) of the Restricted Period may be a single date on which all of the Shares subject to the award are released from the transfer and other restrictions or may be several dates on which a specified percentage of such Shares are released from such restrictions. Except as hereinafter provided, the Board may, in its sole discretion, accelerate the date(s) on which the Restricted Period will terminate. Except for the restrictions on transfer and unless otherwise determined by the Board, any Participant who owns Shares of Restricted Stock shall have all of the rights of a shareholder with respect to such Shares, Including but not limited to, the right to vote and the right to receive dividends.

         (c) Each stock certificate issued by the Company evidencing Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and shall bear the following or a similar legend: "The shares of stock represented by this Certificate are subject to the terms and conditions (including forfeiture) contained in the Kendle Research Associates, Inc. 1995 Stock Option and Stock Incentive Plan and may not be sold, assigned, transferred, pledged or otherwise encumbered in any manner until _____________,
_______.

         (d) If a Participant's Company Relationship is terminated during the Restricted Period for any reason, all of the Shares of Restricted Stock which are not then vested shall be forfeited back to the Company, subject to such exceptions, if any, as are authorized by the Board with respect to the termination of a Participant's Company Relationship due to normal retirement, permanent disability, death, change of control, or other special circumstances. Awards of Restricted Stock made


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under the Plan shall not be assigned, transferred, pledged or otherwise encumbered in any way. except in the event of the death of a Participant, by the Participants Will or by the applicable laws of descent and distribution, or except pursuant to a qualified domestic relations order.

         (e) Upon the lapse of the Restricted Period, the Shares of Restricted Stock shall no longer be subject to the restrictions described in this Paragraph
(9) and the Company shall issue new stock certificates for the Shares registered in the name of the Participant without the legend described in Paragraph (9)(c) hereof.

         (f) Any Shares of the Company's Common Stock issued to a Participant with respect to Restricted Stock as a result of a stock split, stock dividend or similar transaction shall be restricted to the same extent as such Restricted Stock, unless otherwise determined by the Board.

         (g) All other terms and conditions of an award of Restricted Stock shall be determined by the Board.

(10)     PERFORMANCE UNIT AWARDS

         All awards of Performance Units made under the Plan shall be subject to the following terms and conditions:

         (a) The Board may, from time to time in its discretion, subject to the provisions of the Plan, award Performance Units to any Participant in such amounts as it shall determine. Each Performance Unit shall represent the right of a Participant to receive an amount equal to a Payment Value, which Payment Value shall be determined by the Board and shall be based upon the performance of the Participant, the Company, or a division of the Company over a Performance Period. A Participant to whom an award of Performance Units has been made shall not be required to provide any consideration for a Performance Unit other than the rendering of services or the


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payment of any minimum amount required by applicable law, unless otherwise determined by the Board. Each Performance Unit awarded under the Plan shall be evidenced by a written Performance Unit Agreement between the Company and the Participant. The Performance Unit Agreement shall be in such form and shall contain such terms and conditions as the Board shall determine.

         (b) The Performance Period for each Performance Unit awarded under the Plan shall be of such duration as the Board shall establish at the time of the award. The performance criteria for each Performance Unit awarded under the Plan shall be determined by the Board. More than one award of Performance Units may be granted to any individual Participant under the Plan, and the terms and condition of Performance Units granted to the same Participant or to other Participants, such as the Performance Periods and performance criteria, may differ. If during a Performance Period there should occur, in the opinion of the Board, significant changes in economic conditions or in the nature of the operations of the Company which the Board did not foresee in establishing the performance criteria for such Performance Period, and which in the Board's sole judgment, have, or are expected to have, a substantial effect on the Participant's or the Company's ability to meet the performance criteria, the Board may revise the performance criteria formerly determined by it in such a manner as the Board, in its sole judgment, may deem appropriate

         (c) An award of Performance Units to a Participant shall terminate for all purposes if the Participant does not remain, during the Performance Period, continuously in the employ or other service of the Company, subject to such exceptions, if any, as are authorized by the Board, with respect to the termination of a Participants Company Relationship due to normal retirement, permanent disability, death or other special circumstances. Performance Units awarded under the Plan shall not be assigned, transferred, pledged or otherwise encumbered in any way, except in the


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event of the death of a Participant, by the Participant's Will or by the applicable laws of descent and distribution, or except pursuant to a qualified domestic relations order.

         (d) The Payment Value of a Performance Unit shall be paid to a Participant in cash, in Shares of Common Stock, or in a combination of cash and Shares as determined by the Board in its sole discretion. The Payment Value of a Performance Unit shall be paid to the Participant on such date following the conclusion of the Performance Period as the Board shall designate at the time of the award.

         (e) All other terms and conditions of an award of Performance Units shall be determined by the Board.

(11)     OTHER STOCK UNIT AWARDS

         (a) The Board may, from time to time in its discretion, subject to the provisions of the Plan, grant to any Participant, either alone or in addition to other awards made under the Plan, awards of Shares of the Company's Common Stock and other awards that are valued in whole or in part by reference to or otherwise based on Shares of the Company's Common Stock. Other Stock Unit Awards may be paid in cash, in Shares of the Company's Common Stock, or in a combination of cash and Shares, as determined by the Board in its sole discretion.

         (b) The Board shall determine the Participants to whom other Stock Unit Awards are to be granted, the times at which such awards are to be made, the number of Shares to be granted pursuant to such awards, and all other terms and conditions of such awards. More than one Stock Unit Award may be granted to an individual Participant under the Plan, and the terms and conditions of Stock Unit Awards granted to the same Participant or to other Participants may differ. A Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber any Shares


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of Common Stock received pursuant to a Stock Unit Award prior to the later of the date on which the Shares are issued, or the date on which any applicable restriction, performance or deferral period determined by the Board lapses. A Participant to whom an award of Shares has been made pursuant to a Stock Unit Award shall not be required to provide any consideration for the Shares, other than the rendering of services or the payment of any minimum amount required by applicable law, unless otherwise determined by the Board,

(12)     DEFERRALS OF AWARDS

         The Board may permit Participants to defer the distribution of all or any part of any award made under the Plan in accordance with such terms and conditions as the Board shall establish.

(13)     RESTRICTIONS ON TRANSFER OF SHARES

         (a) Notwithstanding anything to the contrary contained in the Plan, the Company shall not be obligated to issue Plan Shares to a Participant pursuant to any option, award or other grant under the Plan, unless at the time of such issuance, the Participant agrees not to sell, assign, give, encumber, pledge or otherwise transfer legal or beneficial ownership of all or any of the Plan Shares to any person, corporation or other entity, during life (whether voluntarily or by involuntary legal action), or at death (whether by testamentary disposition, intestate succession or contractual survivorship), except as provided in this Paragraph (13). The Participant's acceptance of any Plan Shares shall be deemed to constitute the Participant's agreement to comply with the terms and conditions of this Paragraph (13). Any attempt to transfer any interest in Plan Shares in violation of the restrictions contained in this Paragraph (13), or in violation of the transfer restrictions and procedures contained elsewhere in this Agreement, shall be ineffective and void, and the Company shall refuse to register the Shares in the name of the transferee.


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         (b) If a Participant should receive a bona fide offer for the purchase of any Plan Shares or should otherwise desire to voluntarily sell or transfer any Plan Shares, the Participant shall first give written notice to the Company of his or her receipt of the bona fide offer or of his or her desire to sell or transfer the Plan Shares. The written notice shall describe the offer or proposed sale, including the name and address of the proposed transferee, the number of Plan Shares to be transferred, the price per Share, the terms of payment and all other material terms of the proposed transaction. The Company shall have the first right, but not the obligation, to purchase the Participants Plan Shares for the lesser of: (i) the price per Share being offered by the bona fide offeror as described in the Participant's written notice to the Company; or
(ii) the amount determined under the Fair Market Value formula price described in Paragraph (2)(e) hereof.

         The Company shall exercise its option by sending a written notice to the Participant within 30 days of the date of the Participant's notice to the Company. If the Company exercises its option within such 30-day period, a closing shall be held at the Company's principal place of business within 30 days thereafter on a mutually agreed-upon date and time. The Company may pay the purchase price for the Plan Shares, as determined above, to the Participant (i) in full in cash at the Closing, or (ii) at the election of the Company, in equal monthly, quarterly or annual installments over a period not to exceed three years from the date of Closing. If the Company elects to pay the purchase price in installments, the Company shall deliver a promissory note (the "Note") to the Participant at the Closing reflecting the payment terms and bearing interest on the unpaid balance thereof at the "Prime Rate," plus two percent (2.0%) per annum. Interest shall be payable on the same dates as the installments of principal. The "Prime Rate" shall mean the prime rate announced


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by the ______________ Bank, Cincinnati, Ohio on the Closing date. The Note shall be unsecured, The Note may be prepaid by the Company in whole or in part at any time without penalty.

         If the Company fails to exercise its option to purchase the Plan Shares, the Plan Shares or any number of them may be sold at any time within 90 days from the date of the Participant's original notice to the Company, but only for the price and on the terms specified in the original notice. No sale of the Participants Plan Shares shall be made after the end of the 120-day period, nor shall any change in the price or terms of sale or transfer be permitted, without a new notice of intention to transfer in compliance with the requirements of this Paragraph (13).

         (c) For a period of 180 days after the termination of a Participants Company Relationship with the Company, the Company shall have the right, but not the obligation, to purchase all of the Participant's Plan Shares for the Fair Market Value formula price described in Paragraph (2)(e) hereof. The Company may exercise its option by sending a written notice to the Participant within the 180 day period. If the Company exercises its option within the 180 day period, a closing shall be held at the Company's principal place of business within 30 days thereafter on a mutually agreed-upon date and time. The Company may pay the purchase price for the Plan Shares to the Participant: (i) in full in cash at the Closing, or (ii) at the election of the Company, in installments on the same terms and conditions as provided in Paragraph (13)(b) hereof.

         (d) All stock certificates now or hereafter issued by the Company to any Participant under the Plan shall be subject to the transfer restrictions and limitations of this Paragraph (13) and shall contain a restrictive legend to that effect.

         (e) The restrictions and provisions contained in this Paragraph (13) shall terminate and be of no further force or effect with respect to Plan shares on the earlier of: (i) the date the Company successfully completes an initial public offering of its Common Stock pursuant to the Securities Act of 1933, as amended, or (ii) the effective date of the Company's registration of its Common Stock as a Class under the Securities Exchange Act of 1934, as amended.

(14)     EFFECT OF PLAN ON EMPLOYMENT STATUS

         The fact that the Participant has been granted an option or award under the Plan shall not affect the right of the Company to terminate the Participant's Company Relationship at any time, subject to the provisions of any written employment agreement or other agreement between the Company and such Participant.

(15)     AMENDMENT, MODIFICATION OR TERMINATION OF THE PLAN

         The Board of Directors may terminate, amend or modify the Plan in its discretion, at any time; provided, however, that no amendment, modification or termination of the Plan shall affect any outstanding options or awards theretofore granted under the Plan in any manner, without the consent of the Participant or his or her successor-in-interest. In addition, any amendment or modification that would increase the number of Shares reserved for issuance under the Plan or change the requirements as to eligibility for participation in the Plan, must also be approved by the holders of a majority of the Company's issued and outstanding Shares of Common Stock.

(16)     WITHHOLDING

         Upon the transfer of Common Stock as a result of the exercise of a stock option, the payment of a Restricted Stock award, or the payment of any other award or grant, the Company shall have the right to retain or sell without notice, sufficient Shares to cover the amount of any tax required by any governmental authority to be withheld or otherwise deducted and paid with respect to such payment, remitting any balance to the Participant; provided, however, that the Participant shall have the option to provide the Company with the funds, including previously acquired Shares of the Company's Common Stock (if acceptable to the Board in its discretion), to enable it to pay any such tax.

(17)     SECURITIES LAWS

         Notwithstanding anything to the contrary contained in the Plan, the Company shall not be obligated to issue Shares of its Common Stock to a Participant pursuant to any option, award or other grant under the Plan, unless at the time of such issuance the Shares are registered, exempt, or the subject matter of an exempt transaction under both federal and applicable state securities laws. if requested to do so by the Board, as a condition to the exercise of an option or the receipt of Shares, each Participant shall execute a certificate indicating that he or she is purchasing the Common Stock for investment and not with any present intention to sell or distribute the same.

(18)     TERM OF THE PLAN

         The Plan shall become effective on the date of its adoption by the Company's shareholders. The Plan shall terminate ten years after its effective date, or on such earlier date as may be determined by the Board of Directors. No option shall be granted or other award made under the Plan following the Plan's termination. The termination of the Plan shall not affect the rights of Participants under outstanding options or awards previously granted under the Plan, and all of such unexpired options and awards shall continue in full force and effect after termination of the Plan, except as they may lapse or be terminated under the terms and conditions of each individual grant or award.